UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 7, 2025

NanoVibronix, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36445	01-0801232
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

969 Pruitt Ave Tyler, Texas	77569
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (914) 233-3004

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	NAOV	Nasdaq Capital Market

Item 3.02 Unregistered Sales of Equity Securities.

On January 7, 2025, NanoVibronix, Inc. (the “Company”) entered into a securities exchange agreement (the “Exchange Agreement”) with a certain institutional investor (the “Holder”) pursuant to which the Company agreed to issue an aggregate of (i) 456,478 shares (the “Shares”) of common stock, par value $0.001 per share (the “Common Stock”), (ii) a warrant to purchase up to 1,744,186 shares of Common Stock (the “Warrant” and such shares issuable upon exercise of the Warrant, the “Warrant Shares”) and (iii) a pre-funded warrant to purchase up to 1,959,447 shares of Common Stock (the “Pre-Funded Warrant” and such shares of Common Stock issuable upon exercise of the Pre-Funded Warrant, the “Pre-Funded Warrant Shares” and together with the Shares, the Warrant, the Warrant Shares and the Pre-Funded Warrant, the “Securities”), in exchange for a certain outstanding Series A-1 warrant (the “Series A-1 Warrant”) held by the Holder to purchase up to 2,906,977 shares of Common Stock at an exercise price of $1.47 per share (the “Exchange”). The Company has cancelled the Series A-1 Warrant reacquired in the Exchange and such Series A-1 Warrant will not be reissued. The Warrant has substantially the same terms as the Series A-1 Warrant, except that the Warrant Shares are subject to stockholder approval (the “Stockholder Approval”) pursuant to the applicable rules and regulations of the Nasdaq Capital Market, exercisable for a term of five and one half years from the date the Stockholder Approval is received and deemed effective under Delaware law, and has an exercise price of $0.62088 per share.

The forms of Warrant, Pre-Funded Warrant and Exchange Agreement are attached as Exhibits 4.1, 4.2 and 10.1, respectively. The description of the terms of the Warrant, Pre-Funded Warrant and Exchange Agreement is not intended to be complete and are qualified in its entirety by reference to such exhibits.

The issuance of the Shares, the Warrant and the Pre-Funded Warrant pursuant to the Exchange Agreement was made in reliance on an exemption from registration under Section 3(a)(9) of the Securities Act of 1933, as amended (the “Securities Act”). Neither the issuance of the Shares, the Warrant or the Pre-Funded Warrant, nor the Warrant Shares or the Pre-Funded Warrant Shares issuable upon the exercise of the Warrant and the Pre-Funded Warrant, respectively, have been registered under the Securities Act and as such, the Securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
4.1	Form of Warrant
4.2	Form of Pre-Funded Warrant
10.1	Form of Exchange Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NanoVibronix, Inc.

Date: January 7, 2025	By:	/s/ Stephen Brown
	Name:	Stephen Brown
	Title:	Chief Financial Officer